SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of the earliest event reported): April 5, 2006

Valeant Pharmaceuticals International
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-11397 (Commission File Number)	33-0628076 (I.R.S. Employer Identification No.)
3300 Hyland Avenue
Costa Mesa, California 92626
(Address of principal executive offices) (Zip Code)
(714) 545-0100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 7.01 Regulation FD Disclosure
     On April 5, 2006, Valeant Pharmaceuticals International (the “Company”) presented certain information at the CIBC World Markets Annual Biotechnology and Specialty Pharmaceuticals Conference. The presentation is attached as Exhibit 99.1. Exhibit 99.1 is also available on the Company’s website at http://valeant.com under Investor relations/financial presentations dated April 5, 2006.
     The presentation includes certain numerical measures that exclude amounts that are included in the most directly comparable measure calculated and presented in accordance with accounting principles generally accepted in the United States (“GAAP”). The Company uses certain non-GAAP financial measures, including adjusted net income (loss) from continuing operations and adjusted earnings before interest, taxes, depreciation and amortization, which excludes in-process research and development charges, sales force reduction costs and restructuring costs. Management excludes these items in assessing financial performance, primarily due to their non-operational nature or because they are outside of the Company’s normal operations. The Company has provided this information because it believes that it is useful in assessing material changes in its financial condition and results of operations. A reconciliation of the non-GAAP numerical measures to the most directly comparable measures calculated in accordance with GAAP is attached as Exhibit 99.2. Exhibit 99.2 is also available on the Company’s website at the website address above.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits

Exhibit Number	Description
99.1	Presentation by the Company at the CIBC World Markets Annual Biotechnology and Specialty Pharmaceuticals Conference.
99.2	Reconciliation of non-GAAP financial measures to the most directly comparable measure calculated in accordance with GAAP.
     The information in this Current Report on Form 8-K, including the exhibits, will not be treated as filed for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this report.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 5, 2006	VALEANT PHARMACEUTICALS INTERNATIONAL

	By:	/s/ Eileen C. Pruette
Eileen C. Pruette
Executive Vice President, General Counsel

EXHIBIT INDEX

Exhibit Number	Description
99.1	Presentation by the Company at the CIBC World Markets Annual Biotechnology and Specialty Pharmaceuticals Conference.
99.2	Reconciliation of non-GAAP financial measures to the most directly comparable measure calculated in accordance with GAAP.